UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 6, 2015
Date of Report (Date of earliest event reported)

Ecology and Environment, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number 1-9065

New York	16-0971022
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

368 Pleasant View Drive Lancaster, New York	14086
(Address of principal executive offices)	(Zip code)

(716) 684-8060
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 245 under the Securities Act (17 CFT 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFT 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFT 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFT 240.13e-4c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Schneider Downs & Co. Inc. (“Schneider Downs”) was dismissed as the independent registered public accounting firm of Ecology and Environment, Inc. (the “Company”), effective November 6, 2015 (the “Dismissal Date”).  Schneider Downs’ dismissal was recommended by the Audit Committee and approved by the Board of Directors.

Schneider Downs’ reports on the financial statements of the Company for the fiscal years ended July 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended July 31, 2015 and 2014, and through the Dismissal Date: (i) there were no disagreements between the Company and Schneider Downs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Schneider Downs’ satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of the Company for such years; and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Schneider Downs with a copy of the foregoing disclosure and requested that Schneider Downs furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with such disclosure.  A copy of Schneider Downs’ letter is attached hereto as Exhibit 16.1 to this Current Report on Form 8-K.

Ernst & Young LLP (“EY”) was engaged as the successor independent registered public accounting firm, effective November 6, 2015.  The appointment of EY was recommended by the Audit Committee and approved by the Board of Directors.

At no time during the fiscal years ended July 31, 2015 and 2014 and the subsequent interim period through the Dismissal Date did the Company engage with EY as either the principal accountant to audit the Company’s financial statements, or as an independent accountant engaged to audit a significant subsidiary of the Company.  In addition, at no time during the Company’s two most recent fiscal years and the subsequent interim period through the Dismissal Date did the Company consult with EY regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided by EY to the Company that Schneider Downs concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Schneider Downs & Co., Inc. dated November 11, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ECOLOGY AND ENVIRONMENT, INC.

	By:	/s/ Ronald L. Frank
Ronald L. Frank
Executive Vice President

Dated: November 11, 2015